Leases and Other Commitments	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Leases and Other Commitments
25. Leases and Other Commitments
We have commitments under various operating leases with initial terms greater than one year for retail convenience stores, office space, warehouses, cardlocks, railcars and other facilities; some of which have renewal options and rent escalation clauses. These leases have terms that will expire on various dates through 2036. We expect that in the normal course of business, these leases will be renewed or replaced by other leases. Certain of our lease agreements provide for the fair value purchase of the leased asset at the end of the lease. Rent expense for operating leases that provide for periodic rent escalations or rent holidays over the term of the lease and for renewal periods that are reasonably assured at the inception of the lease is recognized on a straight-line basis over the term of the lease.
In the normal course of business, we also have long-term commitments to purchase products and services, such as natural gas, electricity, water and transportation services for use by our refineries and logistics assets at market-based rates. We are also party to various refined product and crude oil supply and exchange agreements.
Under a sulfuric acid regeneration and sulfur gas processing agreement with The Chemours Company FC, LLC ("Chemours"), Chemours constructed and operates two sulfuric acid regeneration units on property we leased to Chemours within our El Paso refinery. Our annual estimated cost for processing sulfuric acid and sulfur gas under this agreement is $15.7 million through March of 2028.
In November 2007, we entered into a ten-year lease agreement for office space in downtown El Paso, Texas. The building serves as our headquarters. In December 2007, we entered into an eleven-year lease agreement for an office building in Tempe, Arizona. The building centralized our operational and administrative offices in the Phoenix area.
We are party to 37 capital leases, with initial terms of 20 years, expiring in 2017 through 2035. The current portion of our capital lease obligation of $1.0 million and $0.6 million is included in accrued liabilities and the non-current portion of $53.2 million and $27.5 million is included in lease financing obligations in the accompanying Consolidated Balance Sheets as of December 31, 2015 and 2014, respectively. The capital lease obligations include a deferred gain of $2.3 million. These capital leases were discounted using annual rates of 3.24% to 10.51%. Total remaining interest related to these leases was $44.1 million and $21.6 million at December 31, 2015, and 2014, respectively. Annual payments, including interest, for the next five years are approximately $5.2 million annually with the remaining $70.3 million due through 2035.
The following table presents our future minimum lease commitments under capital leases and non-cancelable operating leases that have lease terms of one year or more (in thousands) as of December 31, 2015:

	Operating	Capital
2016	$58,885	$5,256
2017	52,828	5,030
2018	49,495	5,054
2019	44,407	5,164
2020	40,218	5,351
2021 and thereafter	340,046	70,289
Total minimum lease payments	$585,879	96,144
Less amount that represents interest		44,134
Present value of net minimum capital lease payments		$52,010

Total rental expense was $64.7 million, $53.7 million and $23.6 million for the years ended December 31, 2015, 2014 and 2013, respectively. Contingent rentals and subleases were not significant in any year.